Monolithic Power Systems
Q4 '23 Earnings Webinar

Michael Hsing – CEO and Founder
Bernie Blegen – EVP and CFO

February 7, 2024

MPS

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying webinar will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including under the sections "Business Outlook" and the quote from our CEO herein, including, among other things, (i) projected revenue, GAAP and non-GAAP gross margin, GAAP and non-GAAP operating expenses, stock-based compensation and related expenses, amortization of purchased intangible assets, other income before foreign exchange gains or losses, and fully diluted shares outstanding, (ii) our outlook for the first quarter of fiscal year 2024 and the near-term, medium-term and long-term prospects of MPS, including our performance against our business plan, our ability to grow despite the softening in our business, our industry and the global economic environment, revenue growth in certain of our market segments, potential new business segments, our continued investment in research and development ("R&D"), expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry segment trends and prospects, and our projected expansion of capacity and the impact it may have on our business, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, continued downturn in the global economy, including due to the Russia-Ukraine and Middle East conflicts, inflation, consumer sentiment and other factors; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers or suppliers, and adoption of new or amended accounting standards; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; acceptance of, or demand for, our products, in particular the new products launched recently, being different than expected; our ability to increase market share in our targeted markets; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of any continuing impact from the Russia-Ukraine and Middle East conflicts); our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to attract new customers and retain existing customers; our ability to meet customer demand for our products due to constraints on our third-party suppliers' ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; adverse changes in production and testing efficiency of our products; any political, cultural, military, regulatory, economic, foreign exchange and operational changes in China, where a significant portion of our manufacturing capacity comes from; any market disruptions or interruptions in our schedule of new product development releases; our ability to manage our inventory levels; adequate supply of our products from our third-party manufacturing partners; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; the ongoing consolidation of companies in the semiconductor industry; competition generally and the increasingly competitive nature of our industry; our ability to realize the anticipated benefits of companies and products that MPS acquires, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the risks, uncertainties and costs of litigation in which MPS is involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on our financial performance if its tax and litigation provisions are inadequate; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of epidemics and pandemics on the global economy and on our business; the risks associated with the financial market, economy and geopolitical uncertainties, including the recent collapse of certain banks in the U.S. and elsewhere and the Russia-Ukraine and Middle East conflicts; and other important risk factors identified under the caption "Risk Factors" and elsewhere in our Securities and Exchange Commission ("SEC") filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on February 24, 2023 and our Quarterly Reports on Form 10-Q filed with the SEC on May 5, 2023, August 4, 2023 and November 8, 2023. MPS assumes no obligation to update the information in this press release or in the accompanying webinar.

Non-GAAP Measures

(1) Non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before income taxes differ from net income, net income per share, gross margin, operating expenses, other income (expense), net, operating income and income before income taxes determined in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"). Non-GAAP net income and non-GAAP net income per share exclude the effect of stock-based compensation expense, net deferred compensation plan expense (income), amortization of purchased intangible assets and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and deferred compensation plan expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income (expense). Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan expense (income). Non-GAAP other income, net excludes the effect of deferred compensation plan expense (income). Non-GAAP income before income taxes excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and net deferred compensation plan expense (income). Projected non-GAAP gross margin excludes the effect of stock-based compensation and related expenses, which include stock-based compensation expense and employer payroll taxes in relation to the stock-based compensation. Projected non-GAAP operating expenses exclude the effect of stock-based compensation and related expenses, and amortization of purchased intangible assets. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS's core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Full Year Revenue 2013 to 2023



$ in millions
$2,000
$1,500
$1,000
$500
$0
$238
$283
$333
$389
$471
$582
$628
$844
$1,208
$1,794
$1,821
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

MPS

Revenue by Market – FY'23

	% Change From FY'22	% of Total Revenue
Automotive	31.5%	21.7%
Enterprise Data	28.5	17.7
Storage and Computing	8.5	27.0
Communications	(18.5)	11.3
Industrial	(21.2)	9.4
Consumer	(26.6)	12.9
Total Revenue	1.5%	100.0%

MPS

General Business Conditions

Quarterly Revenue 2020 to 2023

$ in millions



$500
$450
$400
$350
$300
$250
$200
$150
$100
$165.8
$254.5
$377.7
$451.1
$186.2
$293.3
$461.0
$441.1
$259.4
$323.5
$495.4
$474.9
$233.0
$336.5
$460.0
$454.0
'20
'21
'22
'23
Q1
Q2
Q3
Q4

Revenue by Market – Q4'23

	% Change From		Revenue	
	Q3'23	Q4'22	% of Total	$million
Enterprise Data	30.3	88.4	28.4	$128.9
Storage and Computing	(9.4)	(2.9)	25.8	117.3
Automotive	(5.7)	(7.8)	19.8	89.8
Consumer	(29.9)	(17.5)	9.6	43.7
Communications	(12.5)	(36.3)	9.0	40.9
Industrial	(20.8)	(40.5)	7.4	33.4
Total Revenue	(4.4)	(1.3)	100.0	$454.0

Selected P&L Data

$ and shares in millions, except per share amounts

	Q4'23	Q3'23	Q4'22
Revenue	$454.0	$474.9	$460.0
GAAP			
Gross Margin	55.3%	55.5%	58.2%
OPEX	$141.6	$128.0	$130.9
Operating Income	$109.6	$135.6	$136.9
Operating Margin	24.1%	28.5%	29.8%
Stock Comp.	$41.1	$33.6	$35.3
Net Income	$96.9	$121.2	$119.1
EPS	**$1.98**	**$2.48**	**$2.45**
Shares O/S (FD)	48.9	48.8	48.5
Non-GAAP			
Gross Margin	55.7%	55.7%	58.5%
OPEX	$96.7	$96.6	$94.8
Operating Income	$156.1	$167.8	$174.1
Operating Margin	34.4%	35.3%	37.9%
Net Income	$140.9	$150.3	$154.0
EPS	**$2.88**	**$3.08**	**$3.17**

MPS

Selected Balance Sheet Data

$ in millions

	Q4'23	Q3'23	Q4'22
Cash, Cash Equivalents & Investments	$1,109.0	$1,042.9	$739.6
Cash Flow from Operations	$153.3	$175.9	$52.2
Capital Spending	$13.8	$27.1	$12.8
Accounts Receivable			
Dollars	$179.9	$185.8	$182.7
Days	36	36	36
Inventory			
Dollars	$383.7	$397.3	$447.3
Days – Current quarter revenue	172	171	212
Next quarter's revenue	175	178	212

2024 Q1 Outlook

$ and shares in millions

	Range	
	From	To
Revenue	$437.0	$457.0
GAAP		
Gross Margin	55.1%	55.7%
Operating Expenses	$147.2	$151.2
Non-GAAP		
Gross Margin	55.4%	56.0%
Operating Expenses	$101.8	$103.8
Total Stock Compensation Expense	$46.2	$48.2
Other Income	$5.3	$5.7
Shares Outstanding (FD)	48.8	49.2

Monolithic Power Systems
Q4 '23 Earnings Webinar

Michael Hsing – CEO and Founder
Bernie Blegen – EVP and CFO

February 7, 2024

MPS

rev 20220706

Net Income to Non-GAAP Net Income Reconciliation

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Net income	$ 96,905	$ 119,090	$ 427,374	$ 437,672
Adjustments to reconcile net income to non-GAAP net income:				
Stock-based compensation expense	41,107	35,269	149,711	160,992
Amortization of purchased intangible assets	33	33	132	132
Deferred compensation plan expense (income), net	288	(61)	1,055	(411)
Tax effect	2,519	(326)	(3,625)	1,559
Non-GAAP net income	$ 140,852	$ 154,005	$ 574,647	$ 599,944
Non-GAAP net income per share:				
Basic	$ 2.94	$ 3.28	$ 12.07	$ 12.84
Diluted	$ 2.88	$ 3.17	$ 11.78	$ 12.41
Shares used in the calculation of non-GAAP net income per share:				
Basic	47,936	46,979	47,610	46,727
Diluted	48,881	48,549	48,771	48,358

GAAP to Non-GAAP Reconciliation

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,	
	2023	2022	2023	2022
Gross profit	$ 251,123	$ 267,809	$ 1,021,119	$ 1,048,552
Gross margin	55.3%	58.2%	56.1%	58.4%
Adjustments to reconcile gross profit to non-GAAP gross profit:				
Stock-based compensation expense	1,228	1,030	4,545	4,721
Deferred compensation plan expense	486	95	871	49
Non-GAAP gross profit	$ 252,837	$ 268,934	$ 1,026,535	$ 1,053,322
Non-GAAP gross margin	55.7%	58.5%	56.4%	58.7%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,	
	2023	2022	2023	2022
Total operating expenses	$ 141,554	$ 130,917	$ 539,383	$ 521,767
Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:				
Stock-based compensation expense	(39,879)	(34,239)	(145,166)	(156,271)
Amortization of purchased intangible assets	(33)	(33)	(132)	(132)
Deferred compensation plan income (expense)	(4,897)	(1,851)	(8,690)	7,060
Non-GAAP operating expenses	$ 96,745	$ 94,794	$ 385,395	$ 372,424

GAAP to Non-GAAP Reconciliation

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,	
	2023	2022	2023	2022
Total operating income	$ 109,569	$ 136,892	$ 481,736	$ 526,785
Adjustments to reconcile total operating income to non-GAAP total operating income:				
Stock-based compensation expense	41,107	35,269	149,711	160,992
Amortization of purchased intangible assets	33	33	132	132
Deferred compensation plan expense (income)	5,383	1,946	9,561	(7,011)
Non-GAAP operating income	$ 156,092	$ 174,140	$ 641,140	$ 680,898

RECONCILIATION OF OTHER INCOME (EXPENSE), NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,	
	2023	2022	2023	2022
Total other income (expense), net	$ 9,976	$ 3,872	$ 24,105	$ (1,848)
Adjustments to reconcile other income (expense), net to non-GAAP other income, net:				
Deferred compensation plan expense (income)	(5,095)	(2,007)	(8,506)	6,600
Non-GAAP other income, net	$ 4,881	$ 1,865	$ 15,599	$ 4,752

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,	
	2023	2022	2023	2022
Total income before income taxes	$ 119,545	$ 140,764	$ 505,841	$ 524,937
Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:				
Stock-based compensation expense	41,107	35,269	149,711	160,992
Amortization of purchased intangible assets	33	33	132	132
Deferred compensation plan expense (income), net	288	(61)	1,055	(411)
Non-GAAP income before income taxes	$ 160,973	$ 176,005	$ 656,739	$ 685,650

GAAP to Non-GAAP Reconciliation

2024 FIRST QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending March 31, 2024	
	Low	High
Gross margin	55.1%	55.7%
Adjustment to reconcile gross margin to non-GAAP gross margin:		
Stock-based compensation and related expenses	0.3%	0.3%
Non-GAAP gross margin	55.4%	56.0%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ending March 31, 2024	
	Low	High
Operating expenses	$ 147,200	$ 151,200
Adjustments to reconcile operating expenses to non-GAAP operating expenses:		
Stock-based compensation and related expenses	(44,800)	(46,800)
Amortization of purchased intangible assets	(600)	(600)
Non-GAAP operating expenses	$ 101,800	$ 103,800

MPS